                                   Van Kampen
                                  Reserve Fund
                                 ANNUAL REPORT
                                  MAY 31, 2001

                                    [PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                     PORTFOLIO AT A GLANCE
           Q&A WITH YOUR PORTFOLIO MANAGER       4

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       7
                      FINANCIAL STATEMENTS      10
             NOTES TO FINANCIAL STATEMENTS      16
            REPORT OF INDEPENDENT AUDITORS      22

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      23
     FUND OFFICERS AND IMPORTANT ADDRESSES      24

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS

June 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
   may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY, DESPITE SOME ISOLATED DISPLAYS OF STRENGTH, CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN MAY 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF GROWTH, ROSE A DISAPPOINTING 1.3 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE. THIS ANEMIC GROWTH ONLY CLOUDED AN ALREADY HAZY ECONOMIC OUTLOOK AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
THROUGHOUT MOST OF THE REPORTING PERIOD, ALL EYES WERE ON THE CONSUMER--THE DRIVING FORCE BEHIND APPROXIMATELY TWO-THIRDS OF U.S. ECONOMIC GROWTH. ON THE HEELS OF AN UNEXPECTED DIP IN THE MAY 2001 UNEMPLOYMENT RATE TO 4.4 PERCENT, CONSUMER CONFIDENCE EDGED UP SLIGHTLY--DESPITE REPORTS SHOWING FIRST-QUARTER LAYOFFS WERE 20 PERCENT HIGHER IN 2001 THAN IN 2000. AT THE SAME TIME, INFLATION CONCERNS FLOATED JUST BELOW THE SURFACE AS RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND A SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS.

INTEREST RATES AND INFLATION
SOME ANALYSTS ATTRIBUTED CONSUMERS' RENEWED CONFIDENCE TO THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND MAY 31, 2001, THE FEDERAL RESERVE (THE FED) CUT INTEREST RATES FIVE TIMES BY A TOTAL OF 2.5 PERCENT. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. ALTHOUGH INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, MANY SUGGESTED ADDITIONAL CUTS WERE STILL NEEDED TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.6 PERCENT IN THE 12 MONTHS ENDED MAY 31. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT SEASONAL DEMANDS FOR ELECTRICITY AND GASOLINE MIGHT RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.30

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(May 31, 1999--May 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN RESERVE
FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MAY 31, 2001. MICHAEL BIRD, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A   During the first half of the fiscal
year (June 2000 through November 2000), short-term interest rates were influenced by the economy's transition from rapid growth and high productivity to a much more moderate level of activity.

    As business and consumer spending tapered off, the housing and manufacturing sectors cooled, the unemployment rate moved slightly higher, and inflation fears eased, investors reasoned that the Federal Reserve Board's (the "Fed") interest-rate hike in May 2000 would be its last for some time. As it turned out, the Fed left key short-term lending rates unchanged throughout the summer and the fall, setting the stage for a modest bond market rally.

    Subsequently, short-term yields started to level off and then drift lower, though they remained higher than they were at the start of 2000. For example, rates on nine month commercial paper declined by roughly 120 basis points (1.2 percentage points) between May 2000 and December 2000, with more than half of this decline occurring in December alone.

    By then it had become clear that the economy was slowing rapidly--perhaps too rapidly. Fears of an economic slowdown cast concerns on future corporate earnings and the ability of companies to service their debt obligations.

    In response, the Fed aggressively lowered short-term interest rates, beginning with a cut in the federal funds target rate of 50 basis points (half a percentage point) in the first week of January 2001. Between January and May 2001, the federal funds rate was decreased by a total of 250 basis points, driving short-term interest rates sharply lower.

PORTFOLIO COMPOSITION BY INVESTMENT TYPE

(as a percentage of total investments)

As of May 31, 2001
- Commercial Paper...  60.2%   [PIE CHART]
- Agencies...........  22.0%
- Certificates of
  Deposit............  13.6%
- Notes..............   2.8%
- Repurchase
  Agreements.........   1.4%
As of May 31, 2000
- Commercial Paper...  64.7%   [PIE CHART]
- Agencies...........   9.4%
- Certificates of
  Deposit............  18.3%
- Notes..............   1.3%
- Repurchase
  Agreements.........   6.3%

    Although the fund's income stream was certainly affected by this decline in short-term interest rates, it continued to provide shareholders with a competitive level of current income, as well as relative stability and daily liquidity at $1.00 per share.(1)

    As of May 31, 2001, the fund's seven-day current yield was 3.50 percent for Class A shares, 2.75 percent for Class B shares, and 2.81 percent for Class C shares.

    For the 12 months ended May 31, 2001, the fund posted a total return at net asset value of 5.35 percent for Class A shares, 4.66 percent for Class B shares, and 4.57 percent for Class C shares.(2) Including sales charges, the fund's total return for Class B and C shares was 0.66 percent and 3.57 percent, respectively. (No sales charge is assessed on purchases of Class A shares, be advised as other fees and expenses will apply. See fund prospectus for more details.)

    Please note that the yield quotation more closely reflects the current earnings of the fund than the total return quotation. As a result of recent market activity current performance may vary from the figures shown, and past performance is no guarantee of future results.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   In anticipation of repeated rate
cuts by the Fed in the early months of 2001, we extended the average maturity of the portfolio. Our expectation was that the lower interest rate environment would persist for some time, so we were seeking to lock in the higher available yields before rates moved downward further. As of

(1) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(2) Total return assumes reinvestment of all distributions for the twelve-month period ended May 31, 2001.

May 31, 2001, the fund's average maturity was approximately 58 days.

    We concentrated the fund's holdings in Tier 1 money market securities, primarily investments that are in the highest rating categories for credit quality--that is, those rated A1/P1 or higher by a nationally recognized rating agency. This strategy reflects our emphasis on maintaining a high level of credit quality within the portfolio, as we strive to protect shareholders from any potentially adverse effects of the slowing U.S. economy.

    Consistent with this approach, the fund's allocation to money market securities issued by government agencies increased sharply during the reporting period. As short-term rates slid lower, more debt was called and reissued at lower rates, so the supply of agency-issued securities jumped sharply without a simultaneous increase in demand. As a result, the yields available on these securities were quite favorable. We looked at this situation as an opportunity to add credit quality to the portfolio while capturing an attractive yield.

    As of May 31, 2001, approximately 22 percent of the portfolio's total investments were invested in these high-quality government agency securities. The bulk of the portfolio--roughly 60 percent of total investments--was invested in commercial paper issued by corporations with strong credit ratings. Another
13.6 percent of the total investments was invested in certificates of deposit
(CDs) issued by highly-rated banks and other financial institutions, with the remainder of total investments invested in notes and repurchase agreements. Portfolio allocation is subject to change daily.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET OVER THE COMING MONTHS?

A   We believe we appear to be nearing
the end of the Fed's easing cycle, with perhaps one or two more interest rate cuts totaling 25 or 50 basis points, on the horizon. Generally, it is estimated that the impact of interest rate cuts is not immediate, taking up to six months to affect the economy. Therefore, it is widely anticipated the economy may stabilize over the course of the summer and begin improving late in the year as the Fed's last potential round of interest rate cuts takes effect.

    Also, the recently passed tax plan may help stimulate spending and consumer confidence, providing a slight boost to the economy in the second half of the year.

    In the near term, we expect to maintain a neutral stance with regard to the portfolio's average maturity, anticipating a relatively stable interest-rate environment until the economy picks up steam. We do not foresee major changes in the composition of portfolio, though we may begin a gradual shift of assets away from government agency securities and into commercial paper and CDs as yields improve.

    We continue to keep the fund's investment objectives at the forefront of our efforts, seeking to maintain a high level of current income with the protection of capital.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)                     DESCRIPTION                    DATE     PURCHASE       COST

           COMMERCIAL PAPER  62.1%

$30,000    American Express Credit Corp. ............  08/10/01    3.923%    $ 29,776,000

 25,000    American General Finance Corp. ...........  08/24/01    4.632       24,736,333

 25,000    Bank of Nova Scotia.......................  06/15/01    4.826       24,953,819

 30,000    Chevron USA, Inc. ........................  06/06/01    4.099       29,983,167

 25,000    CIT Group Holdings, Inc. .................  06/28/01    5.140       24,905,313

 10,000    CIT Group Holdings, Inc. .................  06/28/01    4.109        9,969,700

 25,000    Citicorp..................................  06/12/01    4.061       24,969,444

 25,000    Coca Cola Co. ............................  06/22/01    4.891       24,929,854

 25,000    Ford Motor Credit Co. ....................  07/09/01    4.718       24,877,819

 17,500    General Electric Capital Corp. ...........  06/01/01    4.249       17,500,000

 25,000    General Electric Capital Corp. ...........  06/21/01    4.126       24,943,611

 15,750    General Motors Acceptance Corp. ..........  08/16/01    4.039       15,618,663

 19,250    General Motors Acceptance Corp. ..........  08/16/01    4.318       19,078,504

 25,000    Goldman Sachs Group, Inc. ................  10/10/01    3.939       24,651,576

 25,000    Household Finance Corp. ..................  06/20/01    4.747       24,938,382

 25,000    Merrill Lynch & Co., Inc. ................  06/18/01    3.992       24,953,604

 30,000    Metropolitan Life, Inc. ..................  06/25/01    4.016       29,921,000

 25,000    Prudential Funding Corp. .................  07/17/01    4.548       24,857,528

 25,000    Toronto Dominion Holding..................  07/16/01    4.020       24,876,719

 25,000    UBS, AG...................................  06/29/01    4.967       24,905,111

 18,410    Verizon Network Funding...................  07/24/01    4.029       18,302,399

  6,590    Verizon Network Funding...................  07/24/01    4.049        6,551,677

 30,000    Wells Fargo Financial, Inc. ..............  07/06/01    4.113       29,882,167

                                                                             ------------


TOTAL COMMERCIAL PAPER....................................................    530,082,390

                                                                             ------------


           U.S. GOVERNMENT AGENCY OBLIGATIONS  22.7%

 15,000    Federal Home Loan Mortgage Association
           Discount Note.............................  06/06/01    4.184       15,000,000

 16,847    Federal Home Loan Mortgage Association
           Discount Note.............................  08/01/01    3.991       16,735,384

 25,000    Federal Home Loan Mortgage Association
           Discount Note.............................  08/30/01    3.921       24,760,625

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)                     DESCRIPTION                    DATE     PURCHASE       COST

           U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)

$20,000    Federal Home Loan Mortgage Association
           Discount Note.............................  09/26/01    4.547%    $ 19,712,700

 12,250    Federal Home Loan Mortgage Association
           Discount Note.............................  04/24/02    4.165       11,809,368

 25,000    Federal National Mortgage Association
           Discount Note.............................  06/07/01    4.846       24,980,104

 25,000    Federal National Mortgage Association
           Discount Note.............................  07/12/01    4.699       24,868,743

 12,250    Federal National Mortgage Association
           Discount Note.............................  11/08/01    4.487       12,013,711

 20,000    Federal National Mortgage Association
           Discount Note.............................  01/16/02    5.310       20,000,000

 25,000    Federal National Mortgage Association
           Discount Note.............................  03/05/02    4.401       24,192,083

                                                                             ------------


TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..................................    194,072,718

                                                                             ------------


           CERTIFICATES OF DEPOSIT  14.0%

 30,000    BNP Paribas...............................  06/19/01    4.833       30,000,000

 14,500    Rabobank Nederland NV.....................  07/26/01    5.179       14,504,639

 25,000    Societe Generale North America, Inc. .....  06/11/01    6.390       25,000,000

 25,000    State Street Bank & Trust.................  06/04/01    4.833       25,000,000

 25,000    US Bank National Minnesota................  07/23/01    4.264       25,000,000

                                                                             ------------


TOTAL CERTIFICATES OF DEPOSIT.............................................    119,504,639

                                                                             ------------


           NOTE  2.9%

 25,000    LaSalle National Bank.....................  09/18/01    4.620       25,000,000

                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001

                                                                  AMORTIZED
                           DESCRIPTION                               COST


   REPURCHASE AGREEMENTS  1.5%

   BankAmerica Securities ($12,453,000 par
     collateralized by U.S. Government obligations
     in a pooled cash account, dated 05/31/01, to
     be sold on 06/01/01 at $12,454,425).......................  $ 12,453,000

                                                                 ------------


   TOTAL INVESTMENTS  103.2% (a)...............................   881,112,747


   LIABILITIES IN EXCESS OF OTHER ASSETS  (3.2%)...............   (27,672,920)

                                                                 ------------


   NET ASSETS  100.0%..........................................  $853,439,827

                                                                 ============

(a) At May 31, 2001, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2001

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $881,112,747
Receivables:
  Fund Shares Sold..........................................     3,705,458
  Interest..................................................     2,298,623
Other.......................................................       180,845
                                                              ------------
    Total Assets............................................   887,297,673
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    32,421,659
  Distributor and Affiliates................................       479,488
  Investment Advisory Fee...................................       304,826
  Income Distributions......................................       276,519
  Custodian Bank............................................        38,826
Trustees' Deferred Compensation and Retirement Plans........       210,364
Accrued Expenses............................................       126,164
                                                              ------------
    Total Liabilities.......................................    33,857,846
                                                              ------------
NET ASSETS..................................................  $853,439,827
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $853,512,195
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (14,254)
Accumulated Net Realized Loss...............................       (58,114)
                                                              ------------
NET ASSETS..................................................  $853,439,827
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $451,721,384 and
    451,774,481 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $338,688,418 and 338,693,617 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $63,030,025 and 63,055,276 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended May 31, 2001

INVESTMENT INCOME:
Interest....................................................    $47,351,626
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $737,201, $2,123,289 and $451,150,
  respectively).............................................      3,311,640
Investment Advisory Fee.....................................      3,088,560
Shareholder Services........................................      2,239,472
Custody.....................................................        131,942
Legal.......................................................         20,756
Trustees' Fees and Related Expenses.........................         16,181
Other.......................................................        568,704
                                                                -----------
    Total Expenses..........................................      9,377,255
    Less Credits Earned on Cash Balances....................         25,548
                                                                -----------
    Net Expenses............................................      9,351,707
                                                                -----------
NET INVESTMENT INCOME.......................................    $37,999,919
                                                                ===========
REALIZED GAIN/LOSS:
Investments.................................................    $   (12,333)
Net Increase from Payments by Affiliates for Net Losses
  Realized on Investments Not Meeting the Investment
  Guidelines of the Fund....................................         12,333
                                                                -----------
NET REALIZED GAIN/LOSS......................................            -0-
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $37,999,919
                                                                ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended May 31, 2001 and 2000

                                                     YEAR ENDED          YEAR ENDED
                                                    MAY 31, 2001        MAY 31, 2000
                                                   -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $    37,999,919    $     42,474,343
Net Realized Loss................................              -0-              (2,832)
                                                   ---------------    ----------------
Change in Net Assets from Operations.............       37,999,919          42,471,511
                                                   ---------------    ----------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................      (24,360,250)        (32,587,988)
  Class B Shares.................................      (11,451,242)         (8,191,882)
  Class C Shares.................................       (2,205,189)         (1,735,136)
                                                   ---------------    ----------------
Total Distributions..............................      (38,016,681)        (42,515,006)
                                                   ---------------    ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................          (16,762)            (43,495)
                                                   ---------------    ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    2,505,005,403      20,201,171,990
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       38,016,681          42,515,006
Cost of Shares Repurchased.......................   (2,556,368,681)    (20,063,156,555)
                                                   ---------------    ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (13,346,597)        180,530,441
                                                   ---------------    ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (13,363,359)        180,486,946
NET ASSETS:
Beginning of the Period..........................      866,803,186         686,316,240
                                                   ---------------    ----------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(14,254) and $2,508, respectively)............  $   853,439,827    $    866,803,186
                                                   ===============    ================

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
CLASS A SHARES                           ----------------------------------------------
                                          2001      2000      1999      1998      1997
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------    ------    ------    ------    ------
  Net Investment Income................     .05       .05       .04       .05       .04
  Less Distributions from Net
    Investment Income..................    (.05)     (.05)     (.04)     (.05)     (.04)
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======    ======    ======    ======    ======

Total Return (a).......................   5.35%*    4.92%     4.55%     4.78%     4.52%
Net Assets at End of the Period (In
  millions)............................  $451.7    $573.3    $529.6    $634.1    $451.3
Ratio of Expenses to Average Net
  Assets** (b).........................    .95%      .82%      .84%     1.02%     1.02%
Ratio of Net Investment Income to
  Average Net Assets**.................   5.22%     4.71%     4.38%     4.60%     4.38%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net
   Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and includes Rule 12b-1 fees of up to .15%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
CLASS B SHARES                           ----------------------------------------------
                                          2001      2000      1999      1998      1997
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------    ------    ------    ------    ------
  Net Investment Income................     .05       .04       .04       .04       .04
  Less Distributions from Net
    Investment Income..................    (.05)     (.04)     (.04)     (.04)     (.04)
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======    ======    ======    ======    ======

Total Return (a).......................   4.66%*    4.14%     3.78%     3.99%     3.71%
Net Assets at End of the Period (In
  millions)............................  $338.7    $238.8    $129.8    $123.0    $103.0
Ratio of Expenses to Average Net
  Assets** (b).........................   1.58%     1.57%     1.63%     1.79%     1.77%
Ratio of Net Investment Income to
  Average Net Assets**.................   4.43%     3.96%     3.71%     3.91%     3.70%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net
   Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .90%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
CLASS C SHARES                              -----------------------------------------
                                            2001     2000     1999     1998     1997
                                            -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..  $1.00    $1.00    $1.00    $1.00    $1.00
                                            -----    -----    -----    -----    -----
  Net Investment Income...................    .05      .04      .04      .04      .04
  Less Distributions from Net Investment
    Income................................   (.05)    (.04)    (.04)    (.04)    (.04)
                                            -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD........  $1.00    $1.00    $1.00    $1.00    $1.00
                                            =====    =====    =====    =====    =====

Total Return (a)..........................  4.57%*   4.14%    3.77%    3.99%    3.72%
Net Assets at End of the Period (In
  millions)...............................  $63.0    $54.7    $26.9    $16.1    $ 8.4
Ratio of Expenses to Average Net Assets**
  (b).....................................  1.69%    1.57%    1.63%    1.78%    1.78%
Ratio of Net Investment Income to Average
  Net Assets**............................  4.40%    3.96%    3.73%    3.91%    3.64%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net
   Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .90%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C Shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $58,114 which will expire between May 31, 2002 and May 31, 2009, of this amount $30,479 will expire on May 31, 2002.

    Net realized gains or losses may differ for financial and tax reporting purposes.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and capital gains, if any, and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent differences totaling $6,782 related to the expiration of a portion of the capital loss carryforward was reclassified from accumulated net realized gain/loss to capital.

F. EXPENSE REDUCTIONS During the year ended May 31, 2001, the Fund's custody fee was reduced by $25,548 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended May 31, 2001, the Fund recognized expenses of approximately $20,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended May 31, 2001, the Fund recognized expenses of approximately $74,700 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2001, the Fund recognized expenses of approximately $1,669,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $122,700 are included in "Other Assets" on the Statement of Assets and Liabilities at May 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Adviser reimbursed the Fund $12,333 for losses incurred due to the purchase and sale of two securities with a duration longer than prospectus guidelines allowed.

3. CAPITAL TRANSACTIONS

At May 31, 2001, capital aggregated $451,757,308, $338,700,357 and $63,054,530 for Classes A, B, and C, respectively. For the year ended May 31, 2001, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................   1,646,318,049    $ 1,646,318,049
  Class B..........................................     687,547,727        687,547,727
  Class C..........................................     171,139,627        171,139,627
                                                     --------------    ---------------
Total Sales........................................   2,505,005,403    $ 2,505,005,403
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................      24,360,250    $    24,360,250
  Class B..........................................      11,451,242         11,451,242
  Class C..........................................       2,205,189          2,205,189
                                                     --------------    ---------------
Total Dividend Reinvestment........................      38,016,681    $    38,016,681
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,792,234,974)   $(1,792,234,973)
  Class B..........................................    (599,148,102)      (599,148,112)
  Class C..........................................    (164,985,596)      (164,985,596)
                                                     --------------    ---------------
Total Repurchases..................................  (2,556,368,672)   $(2,556,368,681)
                                                     ==============    ===============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

    At May 31, 2000, capital aggregated $573,317,572, $238,852,191, and
$54,695,811 for Classes A, B, and C, respectively. For the year ended May 31, 2000, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   18,409,830,894    $ 18,409,830,894
  Class B........................................    1,333,924,471       1,333,924,471
  Class C........................................      457,416,625         457,416,625
                                                   ---------------    ----------------
Total Sales......................................   20,201,171,990    $ 20,201,171,990
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       32,587,988    $     32,587,988
  Class B........................................        8,191,882           8,191,882
  Class C........................................        1,735,136           1,735,136
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       42,515,006    $     42,515,006
                                                   ===============    ================
Repurchases:
  Class A........................................  (18,398,714,725)   $(18,398,714,725)
  Class B........................................   (1,233,062,546)     (1,233,062,546)
  Class C........................................     (431,379,284)       (431,379,284)
                                                   ---------------    ----------------
Total Repurchases................................  (20,063,156,555)   $(20,063,156,555)
                                                   ===============    ================

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended May 31, 2001 and 2000, 12,687,988 and 12,487,923 Class B Shares automatically converted to Class A Shares, respectively. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended May 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and on year of the purchase for Class C as detailed in the following schedule. The Class B and C

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

Shares bear the expense of their respective deferred sales arrangements, including higher distribution on service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   4.00%           1.00%
Second......................................................   4.00%            None
Third.......................................................   3.00%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth and Thereafter........................................    None            None

    For the year ended May 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a CDSC of approximately $2,386,400. Sales charges do not represent expenses to the Fund.

4. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A Shares and .90% each of Class B and Class C Shares are accrued daily. Included in these fees for the year ended May 31, 2001, are payments retained by Van Kampen of approximately $1,786,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Reserve Fund (the "Fund"), as of May 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended May 31, 1999 were audited by other auditors whose report dated July 1, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2001, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
July 6, 2001

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
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RES ANR 7/01